U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 29, 2007

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders.

On August 29, 2007, at the Company's 2007 Annual Meeting of Shareholders (the "2007 Annual Meeting"), the shareholders of Emeritus approved an amendment (the "Amendment") to the Company's Restated Articles of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 100,000,000 and to increase the number of authorized shares of preferred stock from 5,000,000 to 20,000,000.  The board of directors of Emeritus previously adopted, subject to shareholder approval, resolutions approving the Amendment on May 30, 2007.  On August 30, 2007, the Company filed Articles of Amendment of the Company's Restated Articles of Incorporation (the "Articles of Amendment") with the Secretary of State of the State of Washington with respect to such amendment.  The Amendment became effective on August 30, 2007.  The foregoing description of the amendment to the Company's restated articles of incorporation is qualified in its entirety by reference to the full text of the Restated Articles of Incorporation of Emeritus Corporation, a copy of which was filed as Exhibit 3.1 to Annual Report on Form 10-K filed on March 29, 1996 and incorporated herein by reference, and the full text of the Articles of Amendment, copy of which was filed as Appendix B to the definitive proxy statement filed by Emeritus on July 25, 2007 and incorporated herein by reference.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2007, at the 2007 Annual Meeting, the shareholders of Emeritus approved amendments to the Company's 2006 Equity Incentive Plan (the "Plan") to (i) increase the number of shares of common stock available for grant under the Plan from 1,000,000 to 3,000,000, and (ii) increase the maximum number of shares of common stock with respect to which awards under the Plan may be granted to a Plan participant in any calendar year from 400,000 to 500,000.  The foregoing description of the amendments to the Plan is qualified in its entirety by reference to the full text of the Emeritus Corporation 2006 Equity Incentive Plan, a copy of which was filed as Appendix A to the definitive proxy statement filed by Emeritus on May 1, 2006 and incorporated herein by reference.

Item 9.01                      Financial Statement and Exhibits.

(d)           Exhibits

Exhibit No.                                           Description

3.1	Articles of Amendment of Emeritus Corporation dated August 29, 2007 (incorporated by reference to Appendix B to the definitive proxy statement filed by Emeritus on June 25, 2007).

10.1	Emeritus Corporation 2006 Equity Incentive Plan (incorporated by reference to Appendix A to the definitive proxy statement filed by Emeritus on May 1, 2006).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

August 31, 2007		EMERITUS CORPORATION

	By:	/s/ RAYMOND R. BRANDSTROM
Raymond R. Brandstrom
Vice President of Finance, Chief Financial Officer
and Secretary

INDEX TO EXHIBITS

Exhibit No.                                           Description

3.1	Articles of Amendment of Emeritus Corporation dated August 29, 2007 (incorporated by reference to Appendix B to the definitive proxy statement filed by Emeritus on June 25, 2007).

10.1	Emeritus Corporation 2006 Equity Incentive Plan (incorporated by reference to Appendix A to the definitive proxy statement filed by Emeritus on May 1, 2006).